Exhibit 10.19

Ralph Baxter

37 Hamilton Avenue

Wheeling, WV 26003

April 29, 2019

RE: Third Amendment to Consulting Agreement dated March 1, 2016

Dear Mr. Baxter:

This Third Amendment (the “Third Amendment”) amends the previously signed Consulting Agreement by and between Integration Appliance, Inc. (“Company”) and Ralph Baxter (“Consultant”) dated March 1, 2016, and amended on April 28, 2017, and on January 1, 2019 (as amended, the “Agreement”).

The parties acknowledge and agree that effective May 1, 2019, Ralph Baxter hereby assigns all of his rights, title, interest, and delegates all of his obligations, responsibilities and duties, in and to the Agreement, to Ralph Baxter, Inc. Ralph Baxter, Inc accepts all of Ralph Baxter’s obligations, responsibilities, and duties under the Agreement. In accordance with Section 9 of the Agreement, Company consents to the assignment described herein. Therefore, all references in the Agreement to “Ralph Baxter” shall be replaced with “Ralph Baxter, Inc.”.

Unless otherwise specified, capitalized terms used herein shall have the meanings set forth in the Agreement. This Third Amendment may be executed in multiple counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. A facsimile or .pdf signature shall be considered valid as if an original signature.

Except as specifically amended by this Third Amendment, the Agreement remains in full force and effect. To the extent that there is any conflict between the provisions of this Third Amendment and the Agreement, the provisions of this Third Amendment shall prevail.

IN WITNESS WHEREOF, the parties, through the signatures below of their duly authorized officers, have executed this Third Amendment as of the dates set forth below.

RALPH BAXTER, INC.		INTEGRATION APPLIANCE, INC.

By:	/s/ Ralph Baxter	By:	/s/ Stephen I. Robertson
Name:	Ralph Baxter	Name:	Stephen I. Robertson
Title:	Board Member, Intapp	Title:	CFO
Date:	4/29/19	Date:	4/30/19

RALPH BAXTER

By:	/s/ Ralph Baxter
Name:	Ralph Baxter
Title:	Board Member, Intapp
Date:	4/29/19